UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

INTUIT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 944-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

On June 11, 2026, Intuit Inc. (“Intuit”) issued $750,000,000 aggregate principal amount of 4.950% Senior Notes due 2031 (the “2031 Notes”) and $1,000,000,000 aggregate principal amount of 5.500% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes, the “Notes”) pursuant to the terms of an underwriting agreement dated June 8, 2026 (the “Underwriting Agreement”) among Intuit and BofA Securities, Inc., J.P. Morgan Securities LLC, and Scotia Capital (USA) Inc., as representatives of the underwriters named therein. The aggregate principal amount of the Notes is $1.75 billion, and the net proceeds from the offering are approximately $1.74 billion, after deducting the underwriting discount and estimated offering expenses payable by Intuit. Intuit intends to use the net proceeds for general corporate purposes, which may include the refinancing of its $750 million aggregate principal amount of 5.250% Senior Notes due 2026 and $500 million aggregate principal amount of 1.350% Senior Notes due 2027.

The offering of the Notes sold pursuant to the Underwriting Agreement was registered under Intuit’s registration statement on Form S-3 filed on September 1, 2023 (File No. 333-274330), and the Notes were issued pursuant to an indenture between Intuit and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), dated as of June 29, 2020 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture between Intuit and the Trustee, dated as of June 11, 2026 (the “Second Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, and the Second Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are attached as Exhibit 1.01 to this Current Report, Exhibit 4.4 to the registration statement on Form S-3 filed on September 1, 2023 (File No. 333-274330), and Exhibit 4.01 to this Current Report, respectively, and incorporated by reference herein. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 4.950% Senior Note due 2031 and the form of the 5.500% Senior Note due 2036, which are attached as Exhibit 4.02 and Exhibit 4.03 to this Current Report, respectively, and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.01	Underwriting Agreement, dated as of June 8, 2026, among Intuit Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, and Scotia Capital (USA) Inc.

4.01	Second Supplemental Indenture, dated as of June 11, 2026, between Intuit Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.02	Form of 4.950% Senior Note due 2031 (included in Exhibit 4.01).

4.03	Form of 5.500% Senior Note due 2036 (included in Exhibit 4.01).

5.01	Opinion of Gibson, Dunn & Crutcher LLP relating to the Notes.

23.01	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.01).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2026	INTUIT INC.

	By:	/s/ Sandeep S. Aujla
Sandeep S. Aujla
Executive Vice President and Chief Financial Officer